Exhibit 99.2 June 2021 1Exhibit 99.2 June 2021 1

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Dave Inc. (“Dave” or the “Company”) and VPC Impact Acquisition Holdings III, Inc. (“VPCC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect to the Proposed Business Combination. NO REPRESENTATION OR WARRANTY No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, in no circumstances will VPCC, Dave or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Dave or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Dave and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. NO OFFER OR SOLICITATION This Presentation relates to the financing of a portion of the Proposed Business Combination through a private placement of VPCC’s Class A common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Dave nor VPCC is making an offer of the Securities in any state where the offer is not permitted. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Dave’s and VPCC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Dave and VPCC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated June 7, 2021 (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against VPCC and Dave following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of VPCC, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on Dave’s business and/or the ability of the parties to complete the Proposed Business Combination; (vi) the inability to obtain or maintain the listing of the combined company’s common shares on the New York Stock Exchange or Nasdaq following the Proposed Business Combination; (vii) the risk that the Proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Dave to grow and manage growth profitably, and retain its key employees; (ix) costs related to the Proposed Business Combination; (x) changes in applicable laws or regulations; (xi) the possibility that Dave, or VPCC may be adversely affected by other economic, business, and/or competitive factors (xii) and those factors discussed in VPCC’s final prospectus filed with the SEC on March 8, 2021 under the heading “Risk Factors” and VPCC’s Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 25, 2021 under the heading “Risk Factors” and other documents of VPCC filed, or to be filed, with the SEC, including those risk factors included in the proxy statement/prospectus contained in the registration statement on Form S-4 expected to be filed in connection with the Proposed Business Combination. If any of these risks materialize or VPCC’s or Dave’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks of which neither VPCC nor Dave presently are aware or that VPCC and Dave currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VPCC’s and Dave’s expectations, plans or forecasts of future events and views as of the date of this Presentation. All subsequent written and oral forward-looking statements concerning VPCC or Dave, the transactions described herein or other matters and attributable to VPCC, Dave or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of VPCC and Dave expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law. 2Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Dave Inc. (“Dave” or the “Company”) and VPC Impact Acquisition Holdings III, Inc. (“VPCC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect to the Proposed Business Combination. NO REPRESENTATION OR WARRANTY No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, in no circumstances will VPCC, Dave or any of their respective subsidiaries, shareholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of Dave or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Dave and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. NO OFFER OR SOLICITATION This Presentation relates to the financing of a portion of the Proposed Business Combination through a private placement of VPCC’s Class A common stock. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Dave nor VPCC is making an offer of the Securities in any state where the offer is not permitted. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Dave’s and VPCC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of Dave and VPCC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated June 7, 2021 (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against VPCC and Dave following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the Proposed Business Combination, including due to failure to obtain approval of the stockholders of VPCC, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on Dave’s business and/or the ability of the parties to complete the Proposed Business Combination; (vi) the inability to obtain or maintain the listing of the combined company’s common shares on the New York Stock Exchange or Nasdaq following the Proposed Business Combination; (vii) the risk that the Proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of Dave to grow and manage growth profitably, and retain its key employees; (ix) costs related to the Proposed Business Combination; (x) changes in applicable laws or regulations; (xi) the possibility that Dave, or VPCC may be adversely affected by other economic, business, and/or competitive factors (xii) and those factors discussed in VPCC’s final prospectus filed with the SEC on March 8, 2021 under the heading “Risk Factors” and VPCC’s Quarterly Report on Form 10-Q for the three months ended March 31, 2021 filed with the SEC on May 25, 2021 under the heading “Risk Factors” and other documents of VPCC filed, or to be filed, with the SEC, including those risk factors included in the proxy statement/prospectus contained in the registration statement on Form S-4 expected to be filed in connection with the Proposed Business Combination. If any of these risks materialize or VPCC’s or Dave’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks of which neither VPCC nor Dave presently are aware or that VPCC and Dave currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VPCC’s and Dave’s expectations, plans or forecasts of future events and views as of the date of this Presentation. All subsequent written and oral forward-looking statements concerning VPCC or Dave, the transactions described herein or other matters and attributable to VPCC, Dave or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of VPCC and Dave expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law. 2

Disclaimer INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Dave and VPCC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Dave and VPCC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and any such changes may be material, and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Dave and VPCC. USE OF PROJECTIONS This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, including many that are outside of VPCC’s or Dave’s control, that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither VPCC’s nor Dave’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by VPCC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as earnings before interest, tax and depreciation and amortization, and excludes the impact of stock-based compensation and EBITDA Margin is defined as EBITDA divided by revenue. VPCC and Dave believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Dave’s financial condition and results of operations. VPCC and Dave believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Dave’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. While VPCC and Dave believe that their methodology of calculation of EBIT, EBITDA and EBITDA Margin is appropriate, such methodology may not be comparable to that employed by some other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Dave’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts can be found below. TRADEMARKS AND TRADE NAMES Dave and VPCC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Dave or VPCC, or an endorsement or sponsorship by or of Dave or VPCC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Dave or VPCC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, a registration statement on Form S-4 is expected to be filed by VPCC with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of VPCC’s common stock in connection with VPCC’s solicitation for proxies for the vote by VPCC’s stockholders in connection with the Proposed Business Combination and other matters as described in the Form S-4, as well as a prospectus of VPCC relating to the offer of the securities to be issued in connection with the completion of the Proposed Business Combination. This document does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other investment decision in respect of the Business Combination. VPCC and Dave urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus included in the Form S-4 and, when available, the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will contain important information about VPCC, Dave, and the Proposed Business Combination. Such persons can also read VPCC’s final prospectus dated March 4, 2021 (SEC File No. 333-252577), for a description of the security holdings of VPCC’s officers and directors and their respective interests as security holders in the consummation of the Proposed Business Combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to VPCC’s stockholders as of a record date to be established for voting on the Proposed Business Combination. Stockholders will also be able to obtain copies of such documents by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’ secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION VPCC, Dave and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VPCC’s stockholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of VPCC’s directors and executive officers in VPCC’s final prospectus dated March 4, 2021 (SEC File No. 333-252577), which was filed with the SEC on March 8, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of VPCC’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination when available. Information concerning the interests of VPCC’s and Dave’s participants in the solicitation, which may, in some cases, be different than those of VPCC’s and Dave’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. 3Disclaimer INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Dave and VPCC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Dave and VPCC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and any such changes may be material, and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Dave and VPCC. USE OF PROJECTIONS This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, including many that are outside of VPCC’s or Dave’s control, that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither VPCC’s nor Dave’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement to be filed by VPCC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). EBITDA is defined as earnings before interest, tax and depreciation and amortization, and excludes the impact of stock-based compensation and EBITDA Margin is defined as EBITDA divided by revenue. VPCC and Dave believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Dave’s financial condition and results of operations. VPCC and Dave believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Dave’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. While VPCC and Dave believe that their methodology of calculation of EBIT, EBITDA and EBITDA Margin is appropriate, such methodology may not be comparable to that employed by some other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Dave’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts can be found below. TRADEMARKS AND TRADE NAMES Dave and VPCC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Dave or VPCC, or an endorsement or sponsorship by or of Dave or VPCC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Dave or VPCC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, a registration statement on Form S-4 is expected to be filed by VPCC with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of VPCC’s common stock in connection with VPCC’s solicitation for proxies for the vote by VPCC’s stockholders in connection with the Proposed Business Combination and other matters as described in the Form S-4, as well as a prospectus of VPCC relating to the offer of the securities to be issued in connection with the completion of the Proposed Business Combination. This document does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other investment decision in respect of the Business Combination. VPCC and Dave urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus included in the Form S-4 and, when available, the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will contain important information about VPCC, Dave, and the Proposed Business Combination. Such persons can also read VPCC’s final prospectus dated March 4, 2021 (SEC File No. 333-252577), for a description of the security holdings of VPCC’s officers and directors and their respective interests as security holders in the consummation of the Proposed Business Combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to VPCC’s stockholders as of a record date to be established for voting on the Proposed Business Combination. Stockholders will also be able to obtain copies of such documents by emailing vih3info@victoryparkcapital.com or by directing a request to VPCC’ secretary at c/o Victory Park Capital Advisors, LLC, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PARTICIPANTS IN THE SOLICITATION VPCC, Dave and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of VPCC’s stockholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of VPCC’s directors and executive officers in VPCC’s final prospectus dated March 4, 2021 (SEC File No. 333-252577), which was filed with the SEC on March 8, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of VPCC’s stockholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination when available. Information concerning the interests of VPCC’s and Dave’s participants in the solicitation, which may, in some cases, be different than those of VPCC’s and Dave’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. 3

Jason Wilk Kyle Beilman Brendan Carroll Co-Founder and Chief Chief Financial Officer Senior Partner & Co-Founder Executive Officer Joined Dave in 2017 Co-founded VPC in 2007 Founded Dave in 2017 Heads Finance & Operations Serial Entrepreneur 4Jason Wilk Kyle Beilman Brendan Carroll Co-Founder and Chief Chief Financial Officer Senior Partner & Co-Founder Executive Officer Joined Dave in 2017 Co-founded VPC in 2007 Founded Dave in 2017 Heads Finance & Operations Serial Entrepreneur 4

Overview of Victory Park Capital (VPC)

VICTORY PARK CAPITAL

VPC Impact Acquisition Holdings III, Inc. is Sponsored by VPC with a focus on FinTech Opportunities

Established Alternative Investment Manager
- VPC has invested $6.0 billion in over 120 transactions globally since inception

Strong Track Record of Investing in FinTech
- Executed over 60 FinTech transactions since inception

Proven SPAC Sponsor
- Demonstrated track record of executing SPAC transactions with significant PIPE activity
- The VPC SPAC franchise has raised over $1.2 billion of primary capital since September 2020 (4 SPACs + Bakkt PIPE transaction)

Dave + VICTORY PARK CAPITAL

Long-Term Commitment to Dave
- Longstanding Investment Relationship since 2018[1] – Unparalleled Business Diligence
- $100 million existing credit facility
- $30mm PIPE investment from VPC and its limited partners

Dave is the ideal partner for VPCC

- Differentiated High Growth FinTech
- Underpenetrated Market
- Meaningful Barriers to Entry
- Strong Unit Economics
- Growing Addressable Market
- Best In Class Management Team
- Strong Risk Management
- Financial Industry
- ESG

Note: Registration with the SEC does not imply a certain level of skill or training.
[1] Initial investment in the form of $2 million convertible note in May 2018.

Dave 5

Transaction Overview

Transaction Structure

- Dave to merge with VPCC through a reverse-subsidiary merger
- Dave to become a wholly-owned subsidiary of VPCC, which will be renamed Dave and be the go-forward publicly traded company

PIPE Investment

- Proposed $210mm PIPE investment in Dave in connection with the business combination
  - Tiger Global leading PIPE investment, with participation from Wellington Management
  - VPC and LPs contributing significant capital, highlighting ongoing commitment and belief in business

Valuation

- Pro forma implied Enterprise Value of $3.6bn, which equates to 9.4x 2022E revenue of $377mm

Pro Forma Cash

- $389mm of net cash held on the pro forma balance sheet[1]

Capitalization	
Implied Market Capitalization	$3,951
(-) Net Cash on Balance Sheet[2]	(389)
Implied Enterpise Value	**$3,563**

Implied Sources & Uses ($mm)

Sources	
Existing Dave Shareholder Equity	$3,500
SPAC Cash in Trust	254
PIPE	210
Existing Net Cash on Balance Sheet[2]	35
Total Sources	**$3,999**

Uses	
Existing Dave Shareholder Equity	$3,500
Cash to Existing Dave Shareholders[3]	60
Net Cash on Balance Sheet[2]	389
Estimated Transaction Fees	50
Total Uses	**$3,999**

Pro Forma Ownership[4]



Existing Dave Shareholders
PIPE Shareholders
SPAC Shareholders
SPAC Sponsor Shares
87%
5%
6%
1%

Source: Dave management.
[1] Assumes no VPCC public stockholder redemptions and $210mm PIPE.
[2] Includes $1.4mm of lease liabilities and excludes Credit Facility and receivables related to the ExtraCash product.
[3] Maximum proceeds to select existing employee shareholders and common equity holders assuming total transaction proceeds in excess of $300mm.
[4] Reflects zero dilution from warrants and excludes impact of founder shares based on vesting thresholds (25% of all founder shares).

dave 6

We’re going up against legacy banks and their 1 $30bn of overdraft fees Creating financial opportunity that advances America’s collective potential 1 Based on Center for Financial Services Innovation. 7We’re going up against legacy banks and their 1 $30bn of overdraft fees Creating financial opportunity that advances America’s collective potential 1 Based on Center for Financial Services Innovation. 7

1 Capital Raised / Users Acquired Dave: $6 Other Neobanks: $75-100 10M Largest Neobanks: $125 Begin Bank Rollout 7M Side Hustle Rollout Scaled 1 ExtraCash Product Financial Management Tool Dave Registered Users 2017 2018 2019 2020 Source: Dave Management. Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. 1 Based on news source reporting on neobank fundraising and user counts 2 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks 8 in 2019 – 2020.1 Capital Raised / Users Acquired Dave: $6 Other Neobanks: $75-100 10M Largest Neobanks: $125 Begin Bank Rollout 7M Side Hustle Rollout Scaled 1 ExtraCash Product Financial Management Tool Dave Registered Users 2017 2018 2019 2020 Source: Dave Management. Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. 1 Based on news source reporting on neobank fundraising and user counts 2 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks 8 in 2019 – 2020.

99

Average fees paid per year by Dave customers to legacy banks Structurally High Fees, Low …Created by Bloated Bank Cost Accessibility, and Poor Customer Structure & Innovator’s Service… Dilemma Overdraft ($35) and minimum balance fees Massive and expensive brick / mortar ($10) for the most vulnerable customers footprints Onerous regulatory requirements (capital, interchange) constrain investment Mediocre digital user experience Legacy and antiquated technology stacks and call centers Source: Dave Management, industry reports and user feedback. 10Average fees paid per year by Dave customers to legacy banks Structurally High Fees, Low …Created by Bloated Bank Cost Accessibility, and Poor Customer Structure & Innovator’s Service… Dilemma Overdraft ($35) and minimum balance fees Massive and expensive brick / mortar ($10) for the most vulnerable customers footprints Onerous regulatory requirements (capital, interchange) constrain investment Mediocre digital user experience Legacy and antiquated technology stacks and call centers Source: Dave Management, industry reports and user feedback. 10

Dave’s Estimated “Chaos Climbers User TAM § Overcoming daily challenges and navigating chaos to find financial § ~10-15mm people without stability ~30-35mm Highest access to a bank account People § ~20mm people who Need overdraft 10-20x per year “Up N' Comers” § Underserved by existing ~20-25mm High In their 20’s, making financial bank accounts People Need decisions for the first time § Overdraft 3x+ / year § Transforming stability into long-term progress by achieving major financial milestones. May tap into the gig economy for extra help § Existing bank relationship ~100- not helping 120mm “Getting § Living paycheck-to- “HIPP-sters” People paycheck By” High Income, Paycheck to Paycheck § Building credit § Achieved daily financial stability and § Student loan debt building towards long-term savings and financial health Source: U.S. Census, FDIC, Center for Financial Insight, CFPB, Financial Health Network and SNL Financial. 11 Can’t afford a one-time $400 emergencyDave’s Estimated “Chaos Climbers User TAM § Overcoming daily challenges and navigating chaos to find financial § ~10-15mm people without stability ~30-35mm Highest access to a bank account People § ~20mm people who Need overdraft 10-20x per year “Up N' Comers” § Underserved by existing ~20-25mm High In their 20’s, making financial bank accounts People Need decisions for the first time § Overdraft 3x+ / year § Transforming stability into long-term progress by achieving major financial milestones. May tap into the gig economy for extra help § Existing bank relationship ~100- not helping 120mm “Getting § Living paycheck-to- “HIPP-sters” People paycheck By” High Income, Paycheck to Paycheck § Building credit § Achieved daily financial stability and § Student loan debt building towards long-term savings and financial health Source: U.S. Census, FDIC, Center for Financial Insight, CFPB, Financial Health Network and SNL Financial. 11 Can’t afford a one-time $400 emergency

1212

• Allows users to confidently track • First neobank to help users put their upcoming bills and monitor their money in their pockets by tapping financial health into the gig economy • Millions of financial notifications sent • Highlights focus on community- to users to prevent overspending based approach • >4M job applications submitted • Flagship feature that helps protect users against overdraft fees • Pioneer in reinventing overdraft protection for Americans in 2017 1 • >30M advances taken, saving users $1B Source: Dave Management. 13 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks in 2019 – 2020.• Allows users to confidently track • First neobank to help users put their upcoming bills and monitor their money in their pockets by tapping financial health into the gig economy • Millions of financial notifications sent • Highlights focus on community- to users to prevent overspending based approach • >4M job applications submitted • Flagship feature that helps protect users against overdraft fees • Pioneer in reinventing overdraft protection for Americans in 2017 1 • >30M advances taken, saving users $1B Source: Dave Management. 13 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks in 2019 – 2020.

Total Meals Overdraft Fees Pledged to Charity 2 1 Donated Avoided Jobs Applications Submitted Income Generated by Dave Startup Employer in Through Side Hustle Users through Side Hustle Los Angeles (Forbes 2020) Source: Dave Management. 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / 14 year in fees from their legacy banks in 2019 – 2020. 2 Calculated as 10 meals per dollar donated.Total Meals Overdraft Fees Pledged to Charity 2 1 Donated Avoided Jobs Applications Submitted Income Generated by Dave Startup Employer in Through Side Hustle Users through Side Hustle Los Angeles (Forbes 2020) Source: Dave Management. 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / 14 year in fees from their legacy banks in 2019 – 2020. 2 Calculated as 10 meals per dollar donated.

Favorable Opinion of Each Brand Dave 42% 30% 73% Peer-to-Peer A 36% 32% 68% Peer-to-Peer B 30% 33% 63% Bank A 26% 29% 55% Bank B 25% 29% 54% Challenger 25% 25% 50% Bank A Challenger 20% 28% 48% Bank B Very Favorable Somewhat Favorable 4.8 ~1M #1 1 Most Favored Brand App Store Rating Reviews in the Industry Source: Third-party consumer research commissioned by Dave. 115 Across all relevant mobile platforms.Favorable Opinion of Each Brand Dave 42% 30% 73% Peer-to-Peer A 36% 32% 68% Peer-to-Peer B 30% 33% 63% Bank A 26% 29% 55% Bank B 25% 29% 54% Challenger 25% 25% 50% Bank A Challenger 20% 28% 48% Bank B Very Favorable Somewhat Favorable 4.8 ~1M #1 1 Most Favored Brand App Store Rating Reviews in the Industry Source: Third-party consumer research commissioned by Dave. 115 Across all relevant mobile platforms.

Dave uses software and data to offer everyday Americans the financial services they need, at Solves immediate breakthrough speed and pricing. and significant “pain Up to $200 of ExtraCash point” for users without the fees • Flagship feature, a pioneer in reinventing overdraft for Americans in 2017 Engenders significant user • Instantly access funds by linking an loyalty existing bank account or setting up direct deposit • Utilized over 30mm times since product launched in 2017 Improves budgeting and financial 1 • $1B of overdraft fees saved management skills Source: Dave Management. 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / 16 year in fees from their legacy banks in 2019 – 2020.Dave uses software and data to offer everyday Americans the financial services they need, at Solves immediate breakthrough speed and pricing. and significant “pain Up to $200 of ExtraCash point” for users without the fees • Flagship feature, a pioneer in reinventing overdraft for Americans in 2017 Engenders significant user • Instantly access funds by linking an loyalty existing bank account or setting up direct deposit • Utilized over 30mm times since product launched in 2017 Improves budgeting and financial 1 • $1B of overdraft fees saved management skills Source: Dave Management. 1 Dave users have taken over 30mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / 16 year in fees from their legacy banks in 2019 – 2020.

Now We Offer Dave Banking to Our Millions of Loyal Users

Solving Legacy Pain Points



Budget Details
Yours to spend
$75.02
Need an advance?
2 expenses until payday
Spotify
Netflix
Apple One subscription
Paid
Next payday

- Insights
- ExtraCash
- Side Hustle

Building a Better Bank



9:41
$241.50
Banking for humans
Get paid early, build credit history paying rent, and get up to $200 advances with direct deposit.
Start banking
Cash advance
Get cash now with no interest or impact to your credit score.

- No Overdraft or Minimum Balance Fees
- Access Paycheck 2 Days Early
- Empowering On-Demand Overdraft Protection
- Free Credit-Building Membership

Dave's **differentiated product suite** and **immense brand affinity** drives rapid scalability of its banking platform with modest user adoption costs dave

17

Dave Offers a Highly Differentiated, Impactful Platform

	Dave User Journey	Other Neobank User Journey	Incumbent Bank User Journey
1 Ease of Access	✓ Frictionless access to a variety of products in just four steps	✗ "Walled Garden" approach; can only access products with a bank account and multitude of associated steps	
2 Speed-to-Value	✓ Multiple user-friendly features at your fingertips, and just 15 minutes from download to deposit for advance product	✗ Advance approval after 30 days, direct deposit	✗ Antiquated onboarding process, in-person branches and difficult to navigate financial offerings
3 Data & Tech	✓ Deep understanding of user behavior over 30B transactions; use Machine Learning to deliver fast and inexpensive solutions	✗ No visibility into user's historical income and spending patterns; limits user offering	✗ Unsophisticated approach based on legacy technology stack
4 Beloved	✓ #1 favorable opinion of consumer finance apps[1]	✗ ~20pp behind Dave in user satisfaction[1]	✗ Negative NPS scores for large banks

Source: Dave Management.
[1] Based on third-party consumer research commissioned by Dave.

Dave 18

Phased Launch To Date Has Allowed for User Positioned for Rapid Scaling 2Q21 & Beyond Feedback and Product Optimization ~31% penetration 1.3 mm Dave Bank Users Projected Dave Bank Users of Dave user base 1.2 mm 1.1mm 943k ~95% CAGR 784k 633k 273k 176k 141k 128k 114k 102k 22k 2020A 2021E 2022E 2023E May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May 2021A 2020A No concerted marketing effort – all in-app Broad marketing campaign supported demand from existing users by targeted marketing to existing users Source: Dave Management. 19Phased Launch To Date Has Allowed for User Positioned for Rapid Scaling 2Q21 & Beyond Feedback and Product Optimization ~31% penetration 1.3 mm Dave Bank Users Projected Dave Bank Users of Dave user base 1.2 mm 1.1mm 943k ~95% CAGR 784k 633k 273k 176k 141k 128k 114k 102k 22k 2020A 2021E 2022E 2023E May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May 2021A 2020A No concerted marketing effort – all in-app Broad marketing campaign supported demand from existing users by targeted marketing to existing users Source: Dave Management. 19

Power of the Dave Platform


ARPU
(first twelve mos)
$43
Insights, Side Hustle and ExtraCash
ARPU
(first twelve mos)
$95
Dave Banking, Insights, Side Hustle and ExtraCash
Solving Crucial Pain Points
Daily Financial Platform
Where we've been
Since inception
Where we're going
Dec. 2020+

Strong Delivery Against Platform Vision

- Average Revenue Per User ("ARPU") increases dramatically as users attach to Dave Bank
- Uplift reflects mix of new bank revenue and increased engagement with core ExtraCash product
- Recent bank revenue trends for Direct Deposit cohorts suggest upside over time on engagement and revenue

Dave

Source: Dave Management.

20

Instant access to high-impact, low-CAC products More users and more data lead to more products with outstanding pricing Driving word-of-mouth, supporting brand halo Increasing engagement and enhancing user LTV at no additional CAC High-impact products significantly revenue-generative even before cross-attach, fueling marketing spend 21Instant access to high-impact, low-CAC products More users and more data lead to more products with outstanding pricing Driving word-of-mouth, supporting brand halo Increasing engagement and enhancing user LTV at no additional CAC High-impact products significantly revenue-generative even before cross-attach, fueling marketing spend 21

Saving (Q2 – Q3) Banking Dec 2020 Side Hustle Nov 2018 ExtraCash / Insights April 2017 High-LTV High-LTV & High-Engagement High-Engagement 22Saving (Q2 – Q3) Banking Dec 2020 Side Hustle Nov 2018 ExtraCash / Insights April 2017 High-LTV High-LTV & High-Engagement High-Engagement 22

Our Strong Management Team and Investor Base

Highly Experienced Management Team



Jason Wilk
CEO
Serial Entrepreneur



Kyle Beilman
CFO
CENTERVIEW



John Wolanin
Co-founder
honey



Jarad Fisher
CCO
Apple



Shannon Sullivan
CPO
hulu



Chien Chou
EVP Engineering
flexport.



Mia Alexander
VP Support
green dot



John Ricci
GC
green dot



Paras Chitrakar
CTO
Allscreen



Grahame Fraser
Head of Product
yahoo!
NORDSTROM



Kate Holmes
VP Design
Walmart



Brian Li
VP Business Operations
LinkedIn

Supported by World-Class Investors

VICTORY PARK CAPITAL | NORWEST | SECTION 32 | Capital One | MARK CUBAN | KRAFT GROUP | SVAngel | tcg | FINANCIAL HEALTH NETWORK

Dave

23

2424

How We Generate Revenue

Service Revenue

ExtraCash:

We generate revenue when our users engage in cash advances for overdraft protection

Users can opt for free advances (1-3 days) or optional express fees for faster delivery

Users also provide voluntary tips

Additionally, we generate ancillary revenue from Insights, Rewards, and Side Hustle

Transaction Revenue

Dave Bank:

We receive debit interchange fees when users pay with their Dave debit card or fund their account via Debit rails

We also share in fees charged for out-of-network ATM withdrawals

Dave

Source: Dave Management.

25

Anticipated Rapid Growth at Scale with Attractive Margins

Revenue ($ in mm)



Transaction Revenue
Service Revenue
CAGR: 98%
$17
$76
$122
121
$193
22
171
$377
116
262
$533
189
344
2018A
2019A
2020P
2021E
2022E
2023E

Rapid scaling and 60% YoY growth through COVID

Gross Profit [1] ($ in mm)



% Margin
45%
56%
62%
57%
59%
62%
CAGR: 112%
$8
$43
$75
$111
$223
$329
2018A
2019A
2020P
2021E
2022E
2023E

Proven record of driving significant scale efficiencies; upside beyond forecast

Dave

Source: Dave Management.
Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. Additionally, all information in Dave's financial statements for the years ended December 31, 2018 and 2019 are audited, but not to PCAOB standards.
[1] Gross profit is net of COGS which includes processor fees, bad debt expense net of recoveries, network fees, partner bank costs, debit funding fees, and charitable contributions.

26

Growth Driven by Combination of Users, ARPU

Unique Users[1] (mm)



CAGR: 61%
1.1
2.8
3.7
5.6
8.0
11.4
2018A
2019A
2020A
2021E
2022E
2023E

Efficient user acquisition and cross-sell a competitive advantage

ARPU $



CAGR: 13%
$29
$39
$37
$42
$55
$55
2018A
2019A
2020P
2021E
2022E
2023E

Modest ARPU improvement builds in upside over forecast period

Source: Dave Management projections.
Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. Additionally, all information in Dave's financial statements for the years ended December 31, 2018 and 2019 are audited, but not to PCAOB standards.
[1] Unique users historically measured as connected bank accounts. Going forward, unique users represents combination of connected bank accounts and Dave bank accounts.

Dave 27

Marketing Investment Anticipated to Generate Significant Revenue & Profit

2022E Cohort


Cumulative Cohort Revenue
Marketing Expense
~$640M
In projected cumulative revenue in four years
~5x
~6 mos breakeven
$124M
Y1
Y2
Y3
Y4

Marketing investment recovered in ~9 months on a gross profit basis [1]

Conservative forecast compared to observable historical data

Excludes potential benefits from future product releases

Flexibility to invest more marketing dollars with attractive returns over time

Source: Dave Management projections.
[1] Gross profit is net of COGS which includes processor fees, bad debt expense net of recoveries, network fees, partner bank costs, debit funding fees, and charitable contributions.

Dave

28

Attractive Initial Valuation Relative to Peers

EV / Revenue



EV / 2022E Revenue
EV / 2023E Revenue
2022E Peer Median: 13.9x
2023E Peer Median: 10.5x
9.4x
6.7x
9.1x
5.5x
12.2x
8.7x
10.4x
8.0x
19.3x
15.1x
17.7x
14.5x
16.9x
13.7x
15.6x
12.2x
11.6x
8.1x
Dave
MoneyLion
SoFi
eToro
Upstart
Square
OpenLending
affirm[1]
afterpay

Revenue Growth

	Dave	MoneyLion	SoFi	eToro	Upstart	Square	Open Lending	Affirm[1]	Afterpay
2022E	95.2%	79.2%	53.1%	22.7%	30.4%	31.2%	37.0%	37.6%	45.6%
2023E	41.4%	64.3%	40.4%	30.1%	27.7%	21.9%	23.1%	27.3%	42.8%

Growth-Adjusted Revenue Multiples[2]

	Dave	MoneyLion	SoFi	eToro	Upstart	Square	Open Lending	Affirm[1]	Afterpay
2022E	0.10x	0.11x	0.23x	0.46x	0.64x	0.57x	0.46x	0.41x	0.25x
2023E	0.16x	0.09x	0.21x	0.27x	0.55x	0.66x	0.60x	0.45x	0.19x

Source: Dave Management, consensus broker research. Market data from FactSet as of June 1, 2021.
[1]Affirm estimates showing fiscal year ending in June.
[2]Growth-adjusted revenue multiples calculated as EV / CY revenue / CY revenue growth rate.

Dave
29

3030

Dave Financial Summary and Projections

Profit & Loss Highlight ($mm)

	2018A	2019A	2020P	2021E	2022E	2023E
Total Revenue	**$17**	**$76**	**$122**	**$193**	**$377**	**$533**
% Growth	--	*340%*	*60%*	*59%*	*95%*	*41%*
Gross Profit [1]	**$8**	**$43**	**$75**	**$111**	**$223**	**$329**
% Margin	*45%*	*56%*	*62%*	*57%*	*59%*	*62%*
Operating Expenses (ex. Marketing)	4	13	29	58	87	113
EBITDA pre-Marketing	**$4**	**$29**	**$46**	**$52**	**$137**	**$216**
% Margin	*20%*	*38%*	*38%*	*27%*	*36%*	*40%*
Marketing Spend	5	23	38	61	124	187
EBITDA	**($2)**	**$6**	**$8**	**($9)**	**$12**	**$29**
% Margin	*(11%)*	*8%*	*7%*	*(5%)*	*3%*	*5%*

Source: Dave Management.

Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. Additionally, all information in Dave's financial statements for the years ended December 31, 2018 and 2019 are audited, but not to PCAOB standards.

[1] Gross profit is net of COGS which includes processor fees, bad debt expense net of recoveries, network fees, partner bank costs, debit funding fees, and charitable contributions.

Dave

31

Figures in $mm 2018A 2019A 2020P EBITDA ($2) $6 $8 (-) Stock-Based Compensation (0) (0) (2) (-) D&A (0) (1) (2) GAAP Operating Income ($2) $5 $5 Source: Dave Management. Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. Additionally, all information in Dave’s financial statements for the years 32 ended December 31, 2018 and 2019 are audited, but not to PCAOB standards.Figures in $mm 2018A 2019A 2020P EBITDA ($2) $6 $8 (-) Stock-Based Compensation (0) (0) (2) (-) D&A (0) (1) (2) GAAP Operating Income ($2) $5 $5 Source: Dave Management. Note: Dave has not yet completed its 2020 audit and therefore all financial statement information for the year ended December 31, 2020 is unaudited, preliminary and subject to change. Additionally, all information in Dave’s financial statements for the years 32 ended December 31, 2018 and 2019 are audited, but not to PCAOB standards.

RISK FACTORS The below list of risk factors has been prepared solely for purposes of the proposed private placement financing (the “Private Placement”) as part of the proposed business combination of VPC Impact Acquisition Holdings III, Inc. (“VPCC”) and Dave Inc. (the “Proposed Business Combination”), and solely for potential investors in the proposed financing, and not for any other purpose. All references to “Dave,” “we,” “us” or “our” refer to the business of Dave Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Dave, the Private Placement and the Proposed Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Dave and VPCC, with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Dave and VPCC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Dave and VPCC and the proposed transactions between Dave and VPCC, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Proposed Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in us and in the Securities, including those described below, before subscribing for the Securities. If we cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, our business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investors presentation and perform your own due diligence prior to making an investment in Dave and VPCC RISKS RELATED TO DAVE’S BUSINESS • We have historically incurred losses in the operation of our business. We may never achieve or sustain profitability. • We operate in an uncertain regulatory environment and may from time to time be subject to governmental investigations or other inquiries by state, federal and local governmental authorities. For example, in May 2020, we received a Civil Investigative Demand (the “CID”) from the U.S. Bureau of Consumer Financial Protection (the “CFPB”), the stated purpose of which is to determine whether there is or has been a violation of any laws enforced by the CFPB. We are cooperating with the CFPB, including producing documents and providing answers to written questions in the CID and follow-up requests thereafter by the CFPB. The CFPB has broad enforcement powers, and upon determining a violation of applicable law has occurred can order, among other things, rescission or reformation of contracts, the refund of moneys, restitution, disgorgement or compensation for unjust enrichment, the payment of damages or other monetary relief, public notifications regarding violations, limits on activities or functions, remediation of practices, external compliance monitoring and civil money penalties. At this time, we are unable to predict the outcome of this CFPB investigation, including whether the investigation will result in any action, proceeding, fines or penalties against us. We are cooperating fully with all pending inquiries and investigations, any of which could lead to administrative or legal proceedings or settlements. The cost of responding to investigations can be substantial and an adverse resolution to an investigation, including a settlement or consent order, may have a material adverse effect on our business, financial position, and results of operations us some or all of which may be material to our business and results of operations as well as our prospects. • The application of traditional federal and state consumer protection and consumer credit statutes and regulations to innovative products offered by financial technology companies such as Dave is often uncertain, evolving and unsettled. To the extent that our products are deemed to be subject to any such laws, we could be subject to additional compliance obligations, including state licensing requirements, disclosure requirements and usury or fee limitations, among other things. Application of such requirements and restrictions to Dave’s products and services could require us to make significant changes to our business practices (which may increase our operating expenses and/or decrease revenue) and, in the event of retroactive application of such laws, subject us to litigation or enforcement actions that could result in the payment of damages, restitution, monetary penalties, injunctive restrictions, or other sanctions, any of which could have a material adverse effect on our business, financial position, and results of operations. • The financial services industry continues to be targeted by new laws or regulations in many jurisdictions, including the U.S. states we operate in, that could restrict the products and services Dave offers, impose additional compliance costs on Dave, render its current operations unprofitable or even prohibit its current operations. • We are not currently subject to all of the regulations applicable to traditional banks. However, banking products made available through Dave by our bank partner remain subject to regulation and supervision by banking regulators and Dave, as a service provider to its bank partner, undertakes certain compliance obligations. If we were to become directly subject to banking regulations, our business model may need to be substantially altered and we may not be able to continue to operate our business as it is currently operated. Failure by us, or any of our business partners, to comply with applicable laws and regulations could have a material adverse effect on our business, financial position and results of operations. • We are subject to governmental regulation and other legal obligations, particularly those related to privacy, data protection, and information security, and our actual or perceived failure to comply with such obligations could harm our business by resulting in litigation, fines, penalties, or adverse publicity and reputational damage that may negatively affect the value of our business, and compliance with such laws could also result in additional costs and liabilities to Dave or inhibit sales of our products. • Fraudulent and other illegal activity involving our products and services could lead to reputational damage to us, reduce the use of our platform and services and may adversely affect our financial position and results of operations. • Fraudulent activity involving our products may lead to customer disputed transactions, for which we may be liable under banking regulations and payment network rules. Our fraud detection and risk control mechanisms may not prevent all fraudulent or illegal activity. To the extent we incur losses from disputed transactions, our business, results of operations and financial condition could be materially and adversely affected. • We obtain and process a large amount of sensitive data and any real or perceived improper or unauthorized use of, disclosure of, or access to such data could harm our reputation as a trusted brand, as well as have a material adverse effect on our business. A data security breach could expose us to liability and protracted and costly litigation, and could adversely affect our reputation and operating revenues. • If we are unable to acquire new customers and retain our current customers or sell additional functionality and services to them, our revenue growth will be adversely affected. • If we are unable to keep pace with the rapid technological developments in our industry and the larger financial services industry necessary to continue providing our users with new and innovative products and services, the use of our platform and other products and services could decline. • We may not be able to scale our business quickly enough to meet our users’ growing needs, and if we are not able to grow efficiently, our operating results could be harmed. 33RISK FACTORS The below list of risk factors has been prepared solely for purposes of the proposed private placement financing (the “Private Placement”) as part of the proposed business combination of VPC Impact Acquisition Holdings III, Inc. (“VPCC”) and Dave Inc. (the “Proposed Business Combination”), and solely for potential investors in the proposed financing, and not for any other purpose. All references to “Dave,” “we,” “us” or “our” refer to the business of Dave Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of Dave, the Private Placement and the Proposed Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Dave and VPCC, with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between Dave and VPCC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Dave and VPCC and the proposed transactions between Dave and VPCC, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Proposed Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in us and in the Securities, including those described below, before subscribing for the Securities. If we cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, our business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones we face. Additional risks that we currently do not know about or that we currently believe to be immaterial may also impair our business, financial condition or results of operations. You should review the investors presentation and perform your own due diligence prior to making an investment in Dave and VPCC RISKS RELATED TO DAVE’S BUSINESS • We have historically incurred losses in the operation of our business. We may never achieve or sustain profitability. • We operate in an uncertain regulatory environment and may from time to time be subject to governmental investigations or other inquiries by state, federal and local governmental authorities. For example, in May 2020, we received a Civil Investigative Demand (the “CID”) from the U.S. Bureau of Consumer Financial Protection (the “CFPB”), the stated purpose of which is to determine whether there is or has been a violation of any laws enforced by the CFPB. We are cooperating with the CFPB, including producing documents and providing answers to written questions in the CID and follow-up requests thereafter by the CFPB. The CFPB has broad enforcement powers, and upon determining a violation of applicable law has occurred can order, among other things, rescission or reformation of contracts, the refund of moneys, restitution, disgorgement or compensation for unjust enrichment, the payment of damages or other monetary relief, public notifications regarding violations, limits on activities or functions, remediation of practices, external compliance monitoring and civil money penalties. At this time, we are unable to predict the outcome of this CFPB investigation, including whether the investigation will result in any action, proceeding, fines or penalties against us. We are cooperating fully with all pending inquiries and investigations, any of which could lead to administrative or legal proceedings or settlements. The cost of responding to investigations can be substantial and an adverse resolution to an investigation, including a settlement or consent order, may have a material adverse effect on our business, financial position, and results of operations us some or all of which may be material to our business and results of operations as well as our prospects. • The application of traditional federal and state consumer protection and consumer credit statutes and regulations to innovative products offered by financial technology companies such as Dave is often uncertain, evolving and unsettled. To the extent that our products are deemed to be subject to any such laws, we could be subject to additional compliance obligations, including state licensing requirements, disclosure requirements and usury or fee limitations, among other things. Application of such requirements and restrictions to Dave’s products and services could require us to make significant changes to our business practices (which may increase our operating expenses and/or decrease revenue) and, in the event of retroactive application of such laws, subject us to litigation or enforcement actions that could result in the payment of damages, restitution, monetary penalties, injunctive restrictions, or other sanctions, any of which could have a material adverse effect on our business, financial position, and results of operations. • The financial services industry continues to be targeted by new laws or regulations in many jurisdictions, including the U.S. states we operate in, that could restrict the products and services Dave offers, impose additional compliance costs on Dave, render its current operations unprofitable or even prohibit its current operations. • We are not currently subject to all of the regulations applicable to traditional banks. However, banking products made available through Dave by our bank partner remain subject to regulation and supervision by banking regulators and Dave, as a service provider to its bank partner, undertakes certain compliance obligations. If we were to become directly subject to banking regulations, our business model may need to be substantially altered and we may not be able to continue to operate our business as it is currently operated. Failure by us, or any of our business partners, to comply with applicable laws and regulations could have a material adverse effect on our business, financial position and results of operations. • We are subject to governmental regulation and other legal obligations, particularly those related to privacy, data protection, and information security, and our actual or perceived failure to comply with such obligations could harm our business by resulting in litigation, fines, penalties, or adverse publicity and reputational damage that may negatively affect the value of our business, and compliance with such laws could also result in additional costs and liabilities to Dave or inhibit sales of our products. • Fraudulent and other illegal activity involving our products and services could lead to reputational damage to us, reduce the use of our platform and services and may adversely affect our financial position and results of operations. • Fraudulent activity involving our products may lead to customer disputed transactions, for which we may be liable under banking regulations and payment network rules. Our fraud detection and risk control mechanisms may not prevent all fraudulent or illegal activity. To the extent we incur losses from disputed transactions, our business, results of operations and financial condition could be materially and adversely affected. • We obtain and process a large amount of sensitive data and any real or perceived improper or unauthorized use of, disclosure of, or access to such data could harm our reputation as a trusted brand, as well as have a material adverse effect on our business. A data security breach could expose us to liability and protracted and costly litigation, and could adversely affect our reputation and operating revenues. • If we are unable to acquire new customers and retain our current customers or sell additional functionality and services to them, our revenue growth will be adversely affected. • If we are unable to keep pace with the rapid technological developments in our industry and the larger financial services industry necessary to continue providing our users with new and innovative products and services, the use of our platform and other products and services could decline. • We may not be able to scale our business quickly enough to meet our users’ growing needs, and if we are not able to grow efficiently, our operating results could be harmed. 33

RISKS RELATED TO DAVE’S BUSINESS (Cont’d) • Failure by a substantial number of our users to repay funds they receive through the use of our overdraft protection product would harm our business and financial results. • We transfer funds to our users daily, which in the aggregate comprise substantial sums, and are subject to the risk of errors, which could result in financial losses, damage to our reputation, or loss of trust in our brand, which would harm our business and financial results. • One of our wholly-owned subsidiaries, Dave OD Funding I, LLC (“Dave OD Funding”), has a senior secured credit facility with Victory Park Capital Advisors, LLC and certain of its affiliates, which are affiliates of VPCC (the “Credit Facility”). Dave, Inc. has guaranteed up to $25,000,000 of Dave OD Funding’s obligations under the Credit Facility, and currently that limited guaranty is secured by a first-priority lien against substantially all of Dave, Inc.’s assets. The Credit Facility contains financial covenants and other restrictions on our actions, which could limit our operational flexibility and otherwise adversely affect our financial condition. • If our present or any future key banking relationships are terminated and we are not able to secure or successfully migrate client portfolios to a new bank partner or partners, we will not be able to conduct our business. • We depend upon several third-party service providers for processing our transactions. If any of our agreements with our processing providers are terminated, we could experience service interruptions. Any interruption or delay in the services provided by our third-party service providers could impair the delivery of our platform and our business could suffer. • Our recent rapid growth, including growth in our volume of payments, may not be indicative of future growth, and if we continue to grow rapidly, we may not be able to manage our growth effectively. Our rapid growth also makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • Our business, financial condition and results of operations may be adversely affected by the COVID-19 pandemic or other similar epidemics or adverse public health developments, including government responses to such events. • Economic, political and other conditions may adversely affect trends in consumer spending. RISKS RELATED TO THE PRIVATE PLACEMENT • There can be no assurance that VIH III will be able to raise sufficient capital in the Private Placement to consummate the Proposed Business Combination or for use by the combined company following the Proposed Business Combination (the “Combined Company”). • The issuance of shares of the Combined Company’s securities in connection with the Private Placement will substantially dilute the voting power of the Combined Company’s stockholders. RISKS RELATED TO THE PROPOSED BUSINESS COMBINATION • VPCC’s directors and officers have potential conflicts of interest in recommending that VPCC’s stockholders vote in favor of the adoption of the merger agreement relating to the Proposed Business Combination (the “Merger Agreement”) and the Proposed Business Combination, and approval of the other proposals to be described in the proxy statement relating to the Proposed Business Combination. • VPCC’s sponsor, directors and officers have agreed to vote in favor of the Proposed Business Combination, regardless of how VPCC’s public stockholders vote. As a result, approximately 20.0% of VPCC’s voting securities outstanding, representing the VPCC voting securities held by VPCC’s sponsor, directors and officers, will be contractually obligated to vote in favor of the Proposed Business Combination. • The VPCC board has not obtained and will not obtain a third-party valuation or financial opinion in determining whether to proceed with the Proposed Business Combination. • Both VPCC and Dave will incur significant transaction costs in connection with the Proposed Business Combination. • The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. • The ability to successfully effect the Proposed Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Dave, all of whom we expect to stay with the Combined Company following the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. • Following the consummation of the Proposed Business Combination, the Combined Company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. • There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better future economic position. • If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Proposed Business Combination, the Combined Company’s Securities, may decline. • There can be no assurance that the Combined Company’s common stock will be approved for listing on the NYSE or Nasdaq or that the Combined Company will be able to comply with the continued listing standards of the NYSE or Nasdaq. • Even if VPCC consummates the business combination, there can be no assurance that VPCC’s public warrants will be in the money during their exercise period, and they may expire worthless. • If you hold public warrants of VPCC, VPCC may, in accordance with their terms, redeem your unexpired VPCC warrants prior to their exercise at a time that is disadvantageous to you. • The public and private warrants of VPCC are accounted for as liabilities and the changes in value of such warrants could have a material effect on the financial results of VPCC. • Legal proceedings may be instituted against the Proposed Business Combination, which could delay or prevent or otherwise adversely impact the Proposed Business Combination. • The Proposed Business Combination or the Combined Company may be materially adversely affected by the recent COVID-19 outbreak. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to consummate the Proposed Business Combination, and results of operations. 34RISKS RELATED TO DAVE’S BUSINESS (Cont’d) • Failure by a substantial number of our users to repay funds they receive through the use of our overdraft protection product would harm our business and financial results. • We transfer funds to our users daily, which in the aggregate comprise substantial sums, and are subject to the risk of errors, which could result in financial losses, damage to our reputation, or loss of trust in our brand, which would harm our business and financial results. • One of our wholly-owned subsidiaries, Dave OD Funding I, LLC (“Dave OD Funding”), has a senior secured credit facility with Victory Park Capital Advisors, LLC and certain of its affiliates, which are affiliates of VPCC (the “Credit Facility”). Dave, Inc. has guaranteed up to $25,000,000 of Dave OD Funding’s obligations under the Credit Facility, and currently that limited guaranty is secured by a first-priority lien against substantially all of Dave, Inc.’s assets. The Credit Facility contains financial covenants and other restrictions on our actions, which could limit our operational flexibility and otherwise adversely affect our financial condition. • If our present or any future key banking relationships are terminated and we are not able to secure or successfully migrate client portfolios to a new bank partner or partners, we will not be able to conduct our business. • We depend upon several third-party service providers for processing our transactions. If any of our agreements with our processing providers are terminated, we could experience service interruptions. Any interruption or delay in the services provided by our third-party service providers could impair the delivery of our platform and our business could suffer. • Our recent rapid growth, including growth in our volume of payments, may not be indicative of future growth, and if we continue to grow rapidly, we may not be able to manage our growth effectively. Our rapid growth also makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. • Our business, financial condition and results of operations may be adversely affected by the COVID-19 pandemic or other similar epidemics or adverse public health developments, including government responses to such events. • Economic, political and other conditions may adversely affect trends in consumer spending. RISKS RELATED TO THE PRIVATE PLACEMENT • There can be no assurance that VIH III will be able to raise sufficient capital in the Private Placement to consummate the Proposed Business Combination or for use by the combined company following the Proposed Business Combination (the “Combined Company”). • The issuance of shares of the Combined Company’s securities in connection with the Private Placement will substantially dilute the voting power of the Combined Company’s stockholders. RISKS RELATED TO THE PROPOSED BUSINESS COMBINATION • VPCC’s directors and officers have potential conflicts of interest in recommending that VPCC’s stockholders vote in favor of the adoption of the merger agreement relating to the Proposed Business Combination (the “Merger Agreement”) and the Proposed Business Combination, and approval of the other proposals to be described in the proxy statement relating to the Proposed Business Combination. • VPCC’s sponsor, directors and officers have agreed to vote in favor of the Proposed Business Combination, regardless of how VPCC’s public stockholders vote. As a result, approximately 20.0% of VPCC’s voting securities outstanding, representing the VPCC voting securities held by VPCC’s sponsor, directors and officers, will be contractually obligated to vote in favor of the Proposed Business Combination. • The VPCC board has not obtained and will not obtain a third-party valuation or financial opinion in determining whether to proceed with the Proposed Business Combination. • Both VPCC and Dave will incur significant transaction costs in connection with the Proposed Business Combination. • The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. • The ability to successfully effect the Proposed Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Dave, all of whom we expect to stay with the Combined Company following the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business. • Following the consummation of the Proposed Business Combination, the Combined Company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. • There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better future economic position. • If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities or, following the consummation of the Proposed Business Combination, the Combined Company’s Securities, may decline. • There can be no assurance that the Combined Company’s common stock will be approved for listing on the NYSE or Nasdaq or that the Combined Company will be able to comply with the continued listing standards of the NYSE or Nasdaq. • Even if VPCC consummates the business combination, there can be no assurance that VPCC’s public warrants will be in the money during their exercise period, and they may expire worthless. • If you hold public warrants of VPCC, VPCC may, in accordance with their terms, redeem your unexpired VPCC warrants prior to their exercise at a time that is disadvantageous to you. • The public and private warrants of VPCC are accounted for as liabilities and the changes in value of such warrants could have a material effect on the financial results of VPCC. • Legal proceedings may be instituted against the Proposed Business Combination, which could delay or prevent or otherwise adversely impact the Proposed Business Combination. • The Proposed Business Combination or the Combined Company may be materially adversely affected by the recent COVID-19 outbreak. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to consummate the Proposed Business Combination, and results of operations. 34